Exhibit 99.1

DropCar Provides A Preliminary Q1-2018 B2B Business Update

•	Q1 B2B Automotive Volumes Grew ~163% Year-Over-Year and ~26% Quarter-Over-Quarter

•	DropCar Generated Revenues From Several New Enterprise Customers

•	The Company Signed its Fourth Tier One Automotive Brand in the First Quarter of 2018

NEW YORK, April 18, 2018 (GLOBE NEWSWIRE) -- DropCar, Inc. (NASDAQ: DCAR), a provider of app-based automotive logistics and mobility services for consumers and the automotive industry, is providing a preliminary Q1 (ended March 31, 2018) update on its enterprise automotive business. DropCar will soon schedule the release of its Q1 results and associated conference call, which will take place by mid-May, and will cover both its automotive and low-voltage contracting businesses.

B2B Drives Robust Growth in Q1

DropCar's enterprise automotive segment (excludes the consumer auto and low-voltage contracting units) delivered strong results in Q1, driven by organic growth of existing customers and the onboarding of new B2B partners.

Mercedes Benz, which is the first of DropCar’s four Tier-One corporate customers, increased its volume by 46% year-over-year (YoY) during the first quarter of 2018.

DropCar’s addition of multiple car dealerships over the last few quarters drove ~240% year over year growth in dealer-related B2B job volumes (~2,500 in Q1).

Meanwhile, during the second-half of Q1, DropCar began generating revenues from its third and fourth Tier-One corporate B2B customers.

DropCar’s Demonstrable Consumer Standing Keeps Driving Enterprise Gains

As car companies scramble to address disruptive car ownership and usage models, DropCar’s concierge services and robust logistics platform offer compelling solutions for automotive enterprises.

Major automotive brands and car sharing companies are increasingly looking to outsource logistics (e.g. car movements) to companies like DropCar, which offer high-quality and efficient services to help them reduce costs and streamline vehicle logistics.

In addition, DropCar intends to expand its B2B platform (valet services and logistics software) into new metropolitan markets in the upcoming quarters. These expansions will be driven by, and built upon, existing partnerships with Tier-One automotive brands.

Management expects to update investors about its Q1 results and forward-looking outlook by mid-May.

About DropCar

Founded and launched in New York City in 2015, DropCar (NASDAQ: DCAR) offers its Vehicle Support Platform (VSP), a cloud-based platform and mobile app that help consumers and automotive-related companies reduce the cost, hassles and inefficiencies of owning a car, or fleet of cars, in urban centers. Its technology platform blends the efficiency and scale of cloud computing, machine learning and connected cars with the high-touch of highly trained drivers to move cars to/from fully staffed, secure garages to/from the people (or businesses) who own them. Consumers use DropCar’s mobile app to ease the cost and stress of owning a car in the city. Dealerships, leasing companies, OEMs and shared mobility companies use DropCar’s enterprise platform to reduce costs, streamline logistics and deepen relationships with customers. More information is available at www.dropcar.com.

Investor Relations Contact

Daniel Gelbtuch, VP of Corporate Finance for DropCar

daniel@dropcar.com (917) 509-9582

Media Contact

John Williams, Scoville PR for DropCar

jwilliams@scovillepr.com (206) 625-0075

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Forward-Looking Statements

This press release contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources of the company to meet its business objectives and operational requirements and the impact of competitive products and services and technological changes. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors under the heading “Risk Factors” in DropCar’s filings with the Securities and Exchange Commission. Except as required by applicable law, DropCar undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.